                                     EXHIBIT
                                      10.52


           Guarantee, dated January 9, 1998 executed by the Company,
        Angeles Acquisition Corp. and California Building Systems, Inc.
              in favor of Congress Financial Corporation (Western)
                 with respect to Angeles Metal Trim Co. notes.

[Multiple Corporate Guarantors]

                                    GUARANTEE

                                                                 January 9, 1998

Congress Financial Corporation (Western)
225 S. Lake Avenue, Suite 1000
Pasadena, California  91101

                     Re: ANGELES METAL TRIM CO.("Borrower")

Gentlemen:

         Congress Financial Corporation (Western) ("Lender") and Borrower have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated January 9, 1998, by and between Borrower and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Due to the close business and financial relationships between Borrower and each and all of the undersigned (individually and collectively, "Guarantors"), in consideration of the benefits which will accrue to Guarantors and as an inducement for and in consideration of Lender making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement and the other Financing Agreements, each of Guarantors hereby jointly and severally agrees in favor of Lender as follows:

         1.       Guarantee.

         (a) Each of Guarantors absolutely and unconditionally, jointly and severally, guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): (i) all obligations, liabilities and indebtedness of any kind, nature and description of Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement, the other Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during, or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower or its successors to Lender arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender and (ii) all expenses

(including, without limitation, attorneys' fee and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to Lender, the rights of Lender in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationships between Borrower, any of Guarantors or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Borrower or any of Guarantors under the United States Bankruptcy Code or any similar statute.

         (b) This Guarantee is a guaranty of payment and not of collection. Each of the Guarantors agrees that Lender need not attempt to collect any Guaranteed Obligations from Borrower, any one of Guarantors or any other Obligor or to realize upon any collateral, but may require any one of Guarantors to make immediate payment of all of the Guaranteed Obligations to Lender when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower or Guarantors) and in such order as Lender may elect.

         (c) Payment by Guarantors shall be made to Lender at the office of Lender from time to time on demand as Guaranteed Obligations become due. Guarantors shall make payments to Lender on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against any of Guarantors either in the same action in which Borrower or any of the other Guarantors or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any of Guarantors, each of Guarantors agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Lender to any of Guarantors.

         2.       Waivers and Consents.

         (a) Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or any of Guarantors are entitled are hereby waived by each of Guarantors. Each of Guarantors also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time on payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rates, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender, and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), including, without limitation, the surrender or release by Lender of any one of Guarantors hereunder, (iii) the exercise of, or refraining from the exercise of any rights against Borrower, any of Guarantors or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations, and (v) any financing by Lender of Borrower under
Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Lender under Section 363 of the United States Bankruptcy Code. Each of Guarantors agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantors hereunder shall not be otherwise impaired or affected by any of the foregoing.


         (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or any one of Guarantors in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantors hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantors shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law. Each of Guarantors acknowledges that Lender has not made any representations to any of Guarantors with respect to Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantors of this Guarantee and Guarantors are not in any respect relying upon Lender or any statements by Lender in connection with this Guarantee.

         (c) Each of Guarantors hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Lender by each of Guarantors hereunder and each of Guarantors hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantors might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantors, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

         3. Right to Dispose of Security; Impairment of Rights. Each of Guarantors hereby authorizes and empowers Lender, in its direction, without any notice or demand to any of Guarantors and without affecting the liability of any of Guarantors hereunder, to exercise any right or remedy which Lender may have available to it, including, but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action, or taking a deed or an assignment in lieu of foreclosure as to any collateral security for the Guaranteed Obligations, whether real, personal or intangible property, and each of Guarantors hereby waives any defense to the recovery by Lender against each of Guarantors or any of its assets or properties or any deficiency after such action notwithstanding any impairment or loss of any right of reimbursement or subrogation or other right or remedy against Borrower or any other Obligor or against any assets or properties of Borrower or any other Obligor. Each Guarantor hereby waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Guarantor or other surety by reason of California Civil Code Sections 2787 to 2855, inclusive. Each Guarantor waives all rights and defenses that the Guarantor may have because the Guaranteed Obligations are secured by real property. This means, among other things: (1) Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower. (2) If Lender forecloses on any real property collateral pledged by the Borrower; (A) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Lender may collect from the Guarantor even if Lender, by foreclosing on real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon
Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. Each Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even thought that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. Without limiting the foregoing and without waiving the benefits of California Commercial Code
Section 9501, each of Guarantors specifically agrees that any action maintained by Lender for the appointment of a receiver, trustee or custodian to collect rents, issuers or profits or to obtain possession of any property shall not constitute an "action" within the meaning of Section 726 of the California code of Civil Procedure.

         4. Additional Indebtedness; Duty of Guarantors. Each of Guarantors acknowledges that Guaranteed Obligations may arise from time to time at the request of the Borrower or otherwise as provided in the Loan Agreement without further authorization from, the consent of or notice to, any of Guarantors, notwithstanding any adverse change in the condition of the business, assets or prospects of Borrower or any of the other Guarantors or any other Obligor after the date hereof. In giving Lender this Guarantee, Guarantors are not concerned with the condition of the business, assets or prospects of Borrower or any other Obligor and each of them waives the right, if any, to require Lender to disclose to any of Guarantors any information Lender may now have or hereafter acquire concerning the business, assets or prospects of Borrower or any of the other Guarantors or any other Obligor. Each of Guarantors has established adequate means to obtain from Borrower on a continuing basis financial and other information pertaining to Borrower's business, assets or prospects, and assumes the responsibility for being and keeping informed of the financial and other conditions of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations which diligent inquiry would reveal. Lender need not inquire into the powers of Borrower or the authority of its officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations created in reliance upon the purported exercise of such power or authority are and shall be included with the Guaranteed Obligations and Guarantor shall be liable therefor. All Guaranteed Obligations to Lender heretofore, now or hereafter created shall be deemed to have been granted at the specific authorization and request of each of Guarantors and in consideration of and in reliance upon this Guarantee.

         5. Subordination. Payment of all amounts now or hereafter owed to Guarantors by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Lender as security for the Guaranteed Obligations

         6. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantors for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement.

         7. Account Stated. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding against or involving

Guarantors as prima facie proof of the items therein set forth, and the monthly statements of Lender rendered to Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated between Lender and Borrower and be binding on Guarantors.

         8. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Each of Guarantors shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice from a Guarantor sent to Lender at its address set forth above by certified mail, return receipt requested and thereafter set forth below. Such notice received by Lender from any one of Guarantors shall not constitute a revocation or termination of this Guarantee as to any of the other Guarantors. Revocation or termination hereof by any of Guarantors shall not effect, in any manner, the rights of Lender or any obligations or duties of any of Guarantors (including the Guarantor which may have sent such notice) under this Guarantee with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Lender of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (ii) all interest, fees and similar charges accruing or due on and after revocation or termination, and (iii) all reasonable attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against Borrower, Guarantors or any other Obligor (whether or not suit be brought), or (b) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Lender of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Lender prior to receipt of such notice. The sole effect of such revocation or termination by any of Guarantors shall be to excluded from this Guarantee the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by Lender of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

         9. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Each of Guarantors shall be liable to pay to Lender, and does indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 9 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 9 shall survive the termination or revocation of this Guarantee.

         10. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

         11. Corporate Existence, Power and Authority. Each of Guarantors is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of any of Guarantors or the rights of Lender hereunder or under any of the other Financing Agreements. The execution, delivery and performance of this Guarantee is within the corporate powers of each of Guarantors, have been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of each of Guarantors, or any indenture, agreement or undertaking to which any of Guarantors is a party or by which any of Guarantors or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of each of Guarantors enforceable in accordance with its terms. Any one of Guarantors signing this Guarantee shall be bound hereby whether or not any of the other Guarantors or any other person signs this Guarantee at any time.

         12. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

         (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between any of Guarantors and Lender, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

         (b) Each of Guarantors hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Los Angeles County Superior Court and the United States District Court for the Central District of California and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any of Guarantors and Lender in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any of Guarantors or Borrower and Lender or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against any of Guarantors or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on collateral at any time granted by Borrower or any of Guarantors to Lender or to otherwise enforce its rights against any of Guarantors or its property).

         (c) Each of Guarantors hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon any of Guarantors in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, any of Guarantors so served shall appear in answer to such process, failing which such Guarantors shall be deemed in default and judgment may be entered by Lender against Guarantors for the amount of the claim and other relief requested.

         (D) EACH OF GUARANTORS HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF GUARANTORS AND LENDER IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH OF GUARANTORS HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED COURT TRIAL WITHOUT A JURY AND THAT ANY OF GUARANTORS OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTORS AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (e) Lender shall not have any liability to Guarantors (whether in tort, contract, equity or otherwise) for losses suffered by Guarantors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

         (f) Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth above and to each of Guarantors at its chief executive office set forth below, or to such other addresses as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

         14. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         15. Entire Agreement. This Guarantee represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

         16. Successors and Assigns. This Guarantee shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Lender and its successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of any of Guarantors shall not terminate this Guarantee as to such entity or as to any of the other Guarantors.

         17. Construction. All references to the term "Guarantors" wherever used herein shall mean each and all of Guarantors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any of Guarantors or any of their respective assets or any of Guarantors in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Lender" wherever used herein shall mean Lender and its successors and assigns and all references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or any of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

         IN WITNESS WHEREOF, each of Guarantors has executed and delivered this Guarantee as of the day and year first above written.
s
ANGELES ACQUISITION CORP.                          CONSOLIDATED CAPITAL OF NORTH
                                                   AMERICA, INC.

By     /s/Ronald F. Martin                         By  /s/ Christian W. Wolf
  -------------------------------                    --------------------------
Title      President                               Title      CEO
     ----------------------------                       -----------------------

Chief Executive Office:                            Chief Executive Office:

20000 South Western Avenue                         410 17th Street, Suite 400
Torrance, CA  90501                                Denver, CO  80202


CALIFORNIA BUILDING SYSTEMS, INC.

By     /s/ Ronald F. Martin
  -------------------------------
Title      President
     ----------------------------

Chief Executive Office:

4817 East Sheila Street
Los Angeles, CA  90040

STATE OF CALIFORNIA   )
                      )  SS.
COUNTY OF Los Angeles )



On January 10, 1998, before me, Katherine B. Rogers a Notary Public in and for said county and state, personally appeared Ronald F. Martin and Christian Wolf, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) are subscribed to the within instrument and acknowledge to me that they executed the same the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or entity upon behalf of which the person(s) acted, executed the instrument.

                   Witness my hand and official seal.

                      /s/ Katherine B. Rogers    Katherine B. Rogers
                                                 Commission #1164025
                                                 Notary Public - California
                                                 Los Angels County
                                                 My Comm. Expires Dec. 23, 2001